April Forecast
--------------------------------------------------------------------------------



                        Peapod Pro Forma Financial Model
                                 Strategic Plan
                                 April 16, 2001

Peapod Strategic Plan
Cash Flow Summary


                   2000        2001           2002             2003            2004            2005
                   ----        ----           ----             ----            ----            ----
Revenue          92,844      110,093         159,662          222,435         278,312         328,098
% incr.             27%          16%             45%              39%             25%             18%

EBIT            (55,871)     (50,049)        (35,652)         (18,095)         (4,835)         (6,058)

Depreciation      4,251        8,972          10,499           10,201           9,880           9,427
Cap'l Exp       (12,029)     (10,108)        (13,000)          (3,000)         (3,000)         (3,000)
Chgs in W/C
  & Other        74,511       (3,450)          1,495            2,549           2,592           2,217

Cash Flow before
 Dividend and
 Interest        10,862      (54,635)        (36,658)          (8,345)          4,636          14,702

Cash 01/01/01                 14,676

Cash Need before
 Dividend and
 Interest          N/A       (39,959)         (76,617)        (84,962)        (75,689)            N/A

Dividend              0       (8,717)          (5,812)         (5,812)         (5,812)         (5,812)
Interest            592       (1,153)             (97)            (32)              0               0

Cash Flow        11,348      (49,830)         (42,567)        (14,189)         (1,176)         (8,890)

Cash 01/01/01                      -

Cash Need after
 Dividend and
 Interest           N/A      (49,830)          (92,396)      (106,585)       (107,761)             N/A

Assumptions:

Warerooms            -             2               -               -                -                -
Warehouses           -           -                   2             -                -                -

Peapod Strategic Plan
Cash Flow Summary


                              2000        2001         2002          Q1 2003      Q2 2003      Q3 2003      Q4 2003     2003
                             ------------------------------------------------------------------------------------------------------
Revenue                       92,844      110,093      159,662       49,752       53,686       57,886       61,110      222,435
                             ------------------------------------------------------------------------------------------------------
% incr.                           27%          16%          45%         100%         100%         100%         100%          39%

                             ------------------------------------------------------------------------------------------------------
EBIT                         (55,871)     (50,049)     (35,652)      (6,241)      (5,212)      (3,811)      (2,831)     (18,095)
                             ------------------------------------------------------------------------------------------------------

Depreciation                   4,251        8,972       10,499        2,577        2,577        2,577        2,470       10,201
Cap1 Exp                     (12.029)     (10,108)     (13,000)        (750)        (750)        (750)        (750)      (3,000)
Chgs in W/C & Other           74,511       (3,450)       1,495        1,101          683          644          491        2,549

                             ------------------------------------------------------------------------------------------------------
Cash Flow before Dividend
and Interest                  10,862      (54,635)     (36,658)      (3,313)      (2,702)      (1,340)        (620)      (8,345)
                             ------------------------------------------------------------------------------------------------------

                             ------------------------------------------------------------------------------------------------------
Cash 01/01/01                              14,676
                             ------------------------------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------------------------------
Cash Need before Dividend
and Interest                     N/A      (39,959)     (76,617)     (79,930)     (82,632)     (83,972)     (84,592)     (84,962)
                             ------------------------------------------------------------------------------------------------------

Dividend                           0       (8,717)      (5,812)      (1,453)      (1,453)      (1,453)      (1,453)      (5,812)
Interest                         592       (1,153)         (97)         (14)         (10)          (6)          (2)         (32)

                             ------------------------------------------------------------------------------------------------------
Cash Flow                     11,348      (49,830)     (42,567)      (5,186)      (4.145)      (2,787)      (2,071)     (14,189)
                             ------------------------------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------------------------------
Cash 01/01/01                                   -
                             ------------------------------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------------------------------
Cash Need after Dividend
and Interest                     N/A      (49,830)     (92,396)     (97,582)    (101,727)    (104,514)    (106,585)    (106,585)
                             ------------------------------------------------------------------------------------------------------
Assumptions:

Warerooms                          -            2            -            -            -            -            -             -
Warehouses                         -            -            2            -            -            -            -             -

                                Q1 2004      Q2 2004      Q3 2004      Q4 2004     2004         2005
                             ----------------------------------------------------------------------------
Revenue                         64,389       67,927       71,395       74,601      278,312      328,098
                             ----------------------------------------------------------------------------
% incr.                            100%         100%         100%         100%          25%          18%

                             ----------------------------------------------------------------------------
EBIT                            (2,307)      (1,664)        (697)        (167)      (4,835)       6,058
                             ----------------------------------------------------------------------------

Depreciation                     2,470        2,470        2,470        2,470        9,880        9,427
Cap1 Exp                          (750)        (750)        (750)        (750)      (3,000)      (3,000)
Chgs in W/C & Other                479          771          638          704        2,592        2,217

                             ----------------------------------------------------------------------------
Cash Flow before Dividend
and Interest                      (108)         826        1,662        2,257        4,636       14,702
                             ----------------------------------------------------------------------------

                             ----------------------------------------------------------------------------
Cash 01/01/01
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
Cash Need before Dividend
and Interest                   (85,070)     (84,244)     (82,582)     (80,326)     (75,689)        N/A
                             ----------------------------------------------------------------------------

Dividend                        (1,453)      (1,453)      (1,453)      (1,453)      (5,812)      (5,812)
Interest                             0            0            0            0            0            0

                             ----------------------------------------------------------------------------
Cash Flow                       (1,561)        (627)         209          804       (1,176)       8,890
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
Cash 01/01/01
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
Cash Need after Dividend
and Interest                  (108,146)    (108,773)    (108,565)    (107,761)    (107,761)         N/A
                             ----------------------------------------------------------------------------
Assumptions:

Warerooms                            -            -             -           -            -             -
Warehouses                           -            -             -           -            -             -

April Forecast
================================================================================================================
Income Statement ($'000)
                            ------                                    ------
                             1999                                      2000
                            ------------------------------------------------------------------------------------
                             Total   Q1(A)   Q2(A)   Q3(A)    Q4(A)    Total   Q1(A)    Q2(A)   Q3(A)   Q4(A)

Revenues
  Net product sales          64,617  22,850  21,170   21,080   23,234  88,334   24,728  24,439  25,948  32,318
  Delivery Fees               7,139   1,731   1,627      929      305   4,592      535     674     805   1,191
  Sales Incentives                0       0       0        0     (513)   (513)    (208)   (296)   (328)   (426)
  Interactive marketing
    services                  1,372     320     (66)     (40)     216     431       62      50     210     390
                            ------------------------------------------------------------------------------------
                             73,129  24,900  22,732   21,969   23,242  92,844   25,117  24,868  26,634  33,474
Cost and expenses
  Cost of goods sold         55,585  19,216  17,573   17,293   17,564  71,646   16,983  16,380  17,390  21,588
  Fulfillment operations     23,025   8,791   7,542    8,257   12,689  37,279   12,485  10,498  10,452  12,351
  General and administrative 10,629   2,409   2,623    2,645    3,745  11,422    2,993   3,029   2,989   2,829
  Marketing and selling       7,002   1,339   1,085    1,409    4,357   8,190    3,851   3,694   3,680   3,664
  System development and
    maintenance               3,690   1,054   1,231    1,280    2,244   5,809    1,226   1,194   1,194   1,194
  Depreciation and
    amortization              2,222     664     737      942    1,908   4,251    2,300   2,224   2,224   2,224
  Pre-opening expenses          898       0       0        0        0       0        0       0     100     200
  Nonrecurring expenses           0   4,118   1,490        0    4,509  10,118      302     302     302     302
                            ------------------------------------------------------------------------------------
                            103,050  37,591  32,281   31,826   47,016 148,714   40,139  37,321  38,331  44,351

Operating Income (EBIT)     (29,922)(12,691) (9,549)  (9,857) (23,774)(55,871) (15,022)(12,453)(11,696)(10,877)

Other income/expense
  Interest expense              187      57     225     (149)     354     486      211     491     547     107
  Interest income             1,384      45     (24)     794      265   1,079      121      33      49       0
  Non cash interest               0       0     616      434      430   1,480      434     434     434     434
                            ------------------------------------------------------------------------------------

Income Before Taxes         (28,724)(12,702)(10,414)  (9,348) (24,293)(56,758) (15,546)(13,345)(12,627)(11,418)
  Income Taxes                    0       0       0        0        0       0        0       0       0       0
                            ------------------------------------------------------------------------------------
Net Income                  (28,724)(12,702)(10,414)  (9,348) (24,293)(56,758) (15,546)(13,345)(12,627)(11,418)

  Conversion feature              0         (56,953)    (228)       0 (57,181)               0       0       0
  Preferred dividend              0       0       0   (1,453)  (1,453) (2,905)  (1,453) (1,453) (1,453) (1,453)
                            ------------------------------------------------------------------------------------
Net Income to common s/h    (28,724)(12,702)(67,367) (11,029) (25,746)(116,845)(16,999)(14,798)(14,080)(12,871)
                            ====================================================================================

Net Income per share available
  to common shareholders
    Basic                     (1.65)  (0.70)  (3.73)   (0.61)   (1.43)  (6.48)   (0.95)  (0.83)  (0.79)  (0.72)

Shares used to calculate EPS
    Basic                    17,386  18,208  18,045   17,953   17,968  18,041   17,784  17,784  17,784  17,784
                             ------                                    ------

April Forecast
==================================================================================================================
Income Statement ($'000)
                             ------                                    ------
                              2001                2002                  2002                  2003
                            --------------------------------------------------------------------------------------
                             Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)     Total    Q1(E)   Q2(E)    Q3(E)   Q4(E)

Revenues
  Net product sales          107,433  33,030  36,416  39,774   43,570   152,790  47,612   51,402  55,196  58,294
  Delivery Fees                3,206   1,361   1,483   1,605    1,745     6,194   1,892    2,032   2,150   2,254
  Sales Incentives            (1,258)   (230)   (286)   (344)    (407)   (1,267)   (466)    (518)   (564)   (604)
  Interactive marketing
    services                     712     330     364     597      654     1,945     714      771   1,104   1,166
                            --------------------------------------------------------------------------------------
                             110,093  34,491  37,977  41,632   45,562   159,662  49,752   53,686  57,886  61,110
Cost and expenses
  Cost of goods sold          72,339  21,969  24,298  26,624   29,208   102,099  31,752   34,111  36,631  38,690
  Fulfillment operations      45,785  11,180  11,436  12,064   12,443    47,124  13,123   13,748  14,291  14,801
  General and administrative  11,840   2,588   2,692   2,607    2,725    10,613   2,672    2,617   2,610   2,560
  Marketing and selling       14,889   4,099   4,191   4,501    4,523    17,315   4,263    4,238   3,982   3,814
  System development and
    maintenance                4,809   1,626   1,619   1,613    1,606     6,464   1,606    1,606   1,606   1,606
  Depreciation and
    amortization               8,972   2,474   2,724   2,724    2,577    10,499   2,577    2,577   2,577   2,470
  Pre-opening expenses           300     600     600       0        0     1,200       0        0       0       0
  Nonrecurring expenses        1,208       0       0       0        0         0       0        0       0       0
                            --------------------------------------------------------------------------------------
                             160,142  44,538  47,560  50,133   53,083   195,313  55,993   58,898  61,697  63,941

Operating Income (EBIT)      (50,049)(10,047) (9,583) (8,501)  (7,521)  (35,652) (6,241)  (5,212) (3,811) (2,831)

Other income/expense
  Interest expense             1,356      30      26      22       18        97      14       10       6       2
  Interest income                203       0       0       0        0         0       0        0       0       0
  Non cash interest            1,734     434     434     434      434     1,734     434        0       0       0
                            --------------------------------------------------------------------------------------

Income Before Taxes          (52,937)(10,510)(10,043) (8,957)  (7,972)  (37,482) (6,688)  (5,222) (3,817) (2,833)
  Income Taxes                     0       0       0       0        0         0       0        0       0       0
                            --------------------------------------------------------------------------------------
Net Income                   (52,937)(10,510)(10,043) (8,957)  (7,972)  (37,482) (6,688)  (5,222) (3,817) (2,833)
                                   0
  Conversion feature               0       0       0       0        0         0       0        0       0       0
  Preferred dividend          (5,812) (1,453) (1,453) (1,453)  (1,453)   (5,812) (1,453)  (1,453) (1,453) (1,453)
                            --------------------------------------------------------------------------------------
Net Income to common s/h     (58,749)(11,963)(11,496)(10,410)  (9,425)  (43,294) (8,141)  (6,675) (5,270) (4,286)
                            ======================================================================================

Net Income per share available
  to common shareholders
    Basic                      (3.30)  (0.67)  (0.65)  (0.59)   (0.53)    (2.43)  (0.46)   (0.38)  (0.30)  (0.24)

Shares used to calculate EPS
    Basic                     17,784  17,784  17,784  17,784   17,784    17,784  17,784   17,784  17,784  17,784
                              ------                                     ------

April Forecast
===============================================================================================
Income Statement ($'000)
                            ------                                     --------------------
                             2003                  2004                   2004      2005
                            ---------------------------------------------------------------
                             Total    Q1(E)    Q2(E)   Q3(E)    Q4(E)    Total     Total

Revenues
  Net product sales          212,504   61,709  65,136   68,160  71,249   266,253   314,264
  Delivery Fees                8,328    2,355   2,455    2,551   2,642    10,002    11,332
  Sales Incentives            (2,152)    (600)   (641)    (679)   (714)   (2,634)   (3,026)
  Interactive marketing
    services                   3,755      926     977    1,363   1,425     4,691     5,528
                            ---------------------------------------------------------------
                             222,435   64,389  67,927   71,395  74,601   278,312   328,098
Cost and expenses
  Cost of goods sold         141,184   40,959  43,235   45,245  47,297   176,735   208,633
  Fulfillment operations      55,963   15,265  15,819   16,335  16,844    64,262    71,640
  General and administrative  10,459    2,571   2,626    2,590   2,696    10,483    10,550
  Marketing and selling       16,298    3,825   3,836    3,846   3,856    15,363    15,366
  System development and
    maintenance                6,424    1,606   1,606    1,606   1,606     6,424     6,424
  Depreciation and
    amortization              10,201    2,470   2,470    2,470   2,470     9,880     9,427
  Pre-opening expenses             0        0       0        0       0         0         0
  Nonrecurring expenses            0        0       0        0       0         0         0
                            ---------------------------------------------------------------
                             240,530   66,696  69,592   72,091  74,769   283,148   322,040

Operating Income (EBIT)      (18,095)  (2,307) (1,664)    (697)   (167)   (4,835)    6,058

Other income/expense
  Interest expense                32        0       0        0       0         0         0
  Interest income                  0        0       0        0       0         0         0
  Non cash interest              434        0       0        0       0         0         0
                            ---------------------------------------------------------------

Income Before Taxes          (18,560)  (2,307) (1,664)    (697)   (167)   (4,835)    6,058
  Income Taxes                     0        0       0        0       0         0         0
                            ---------------------------------------------------------------
Net Income                   (18,560)  (2,307) (1,664)    (697)   (167)   (4,835)    6,058

  Conversion feature               0        0       0        0       0         0         0
  Preferred dividend          (5,812)  (1,453) (1,453)  (1,453) (1,453)   (5,812)   (5,812)
                            ---------------------------------------------------------------
Net Income to common s/h     (24,372)  (3,760) (3,117)  (2,150) (1,620)  (10,647)      246
                            ===============================================================

Net Income per share available
  to common shareholders
    Basic                      (1.37)   (0.21)  (0.18)   (0.12)  (0.09)    (0.60)     0.01

Shares used to calculate EPS
    Basic                     17,784   17,784  17,784   17,784  17,784    17,784    17,784
                              ------                                     --------------------

April Forecast
================================================================================================================
Income Statement % Analysis

                            ------                                    ------
                             1999                                      2000
                            ------------------------------------------------------------------------------------
                             Total   Q1(A)   Q2(A)   Q3(A)    Q4(A)    Total   Q1(A)    Q2(A)   Q3(A)   Q4(A)

Revenues
  Net product sales           88.4%   91.8%   93.1%    96.0%   100.0%   95.1%    98.5%   98.3%   97.4%   96.5%
  Customer and retailer
    services                   9.8%    7.0%    7.2%     4.2%     1.3%    4.9%     2.1%    2.7%    3.0%    3.6%
  Interactive marketing
    services                   1.9%    1.3%   -0.3%    -0.2%     0.9%    0.5%     0.2%    0.2%    0.8%    1.2%
  Licensing services           0.0%    0.0%    0.0%     0.0%     0.0%    0.0%     0.0%    0.0%    0.0%    0.0%
                            ------------------------------------------------------------------------------------
                             100.0%  100.0%  100.0%   100.0%   102.2%  100.6%   100.8%  101.2%  101.2%  101.3%
Cost and expenses
  Cost of goods sold          76.0%   77.2%   77.3%    78.7%    75.6%   77.2%    67.6%   65.9%   65.3%   64.5%
  Fulfillment operations      31.5%   35.3%   33.2%    37.6%    54.6%   40.2%    49.7%   42.2%   39.2%   36.9%
  General and administrative  14.5%    9.7%   11.5%    12.0%    16.1%   12.3%    11.9%   12.2%   11.2%    8.5%
  Marketing and selling        9.6%    5.4%    4.8%     6.4%    18.7%    8.8%    15.3%   14.9%   13.8%   10.9%
  System development and
    maintenance                5.0%    4.2%    5.4%     5.8%     9.7%    6.3%     4.9%    4.8%    4.5%    3.6%
  Depreciation and
    amortization               3.0%    2.7%    3.2%     4.3%     8.2%    4.6%     9.2%    8.9%    8.4%    6.6%
  Pre-opening expenses         1.2%    0.0%    0.0%     0.0%     0.0%    0.0%     0.0%    0.0%    0.4%    0.6%
  Nonrecurring expenses        0.0%   16.5%    6.6%     0.0%    19.4%   10.9%     1.2%    1.2%    1.1%    0.9%
                            ------------------------------------------------------------------------------------
                             139.7%  134.4%  135.5%   144.9%   182.9%  149.3%   158.6%  148.9%  142.4%  131.0%

Operating Income             -40.9%  -51.0%  -42.0%   -44.9%  -102.3%  -60.2%   -59.8%  -50.1%  -43.9%  -32.5%

Other income/expense
  Interest expense             0.3%    0.2%    1.0%    -0.7%     1.5%    0.5%     0.8%    2.0%    2.1%    0.3%
  Interest income              1.9%    0.2%   -0.1%     3.6%     1.1%    1.2%     0.5%    0.1%    0.2%    0.0%
  Non cash interest            0.0%    0.0%    2.7%     2.0%     1.8%    1.6%     1.7%    1.7%    1.6%    1.3%
                            ------------------------------------------------------------------------------------
Income Before Taxes          -39.3%  -51.0%  -45.8%   -42.6%  -104.5%  -61.1%   -61.9%  -53.7%  -47.4%  -34.1%
  Income Taxes                 0.0%    0.0%    0.0%     0.0%     0.0%    0.0%     0.0%    0.0%    0.0%    0.0%
                            ------------------------------------------------------------------------------------
Net Income                   -39.3%  -51.0%  -45.8%   -42.6%  -104.5%  -61.1%   -61.9%  -53.7%  -47.4%  -34.1%
                            ====================================================================================
                            --------                                   ------


April Forecast
==================================================================================================================
Income Statement % Analysis

                             ------                                    ------
                              2001                2002                  2002                  2003
                             ------------------------------------------------------------------------------------
                             Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)     Total    Q1(E)   Q2(E)    Q3(E)   Q4(E)

Revenues
  Net product sales            97.6%   95.8%   95.9%   95.5%    95.6%     95.7%   95.7%    95.7%   95.4%   95.4%
  Customer and retailer
    services                    2.9%    3.9%    3.9%    3.9%     3.8%      3.9%    3.8%     3.8%    3.7%    3.7%
  Interactive marketing
    services                    0.6%    1.0%    1.0%    1.4%     1.4%      1.2%    1.4%     1.4%    1.9%    1.9%
  Licensing services            0.0%    0.0%    0.0%    0.0%     0.0%      0.0%    0.0%     0.0%    0.0%    0.0%
                             ------------------------------------------------------------------------------------
                              101.1%  100.7%  100.8%  100.8%   100.9%    100.8%  100.9%   101.0%  101.0%  101.0%
Cost and expenses
  Cost of goods sold           65.7%   63.7%   64.0%   64.0%    64.1%     63.9%   63.8%    63.5%   63.3%   63.3%
  Fulfillment operations       41.6%   32.4%   30.1%   29.0%    27.3%     29.5%   26.4%    25.6%   24.7%   24.2%
  General and administrative   10.8%    7.5%    7.1%    6.3%     6.0%      6.6%    5.4%     4.9%    4.5%    4.2%
  Marketing and selling        13.5%   11.9%   11.0%   10.8%     9.9%     10.8%    8.6%     7.9%    6.9%    6.2%
  System development and
    maintenance                 4.4%    4.7%    4.3%    3.9%     3.5%      4.0%    3.2%     3.0%    2.8%    2.6%
  Depreciation and
    amortization                8.1%    7.2%    7.2%    6.5%     5.7%      6.6%    5.2%     4.8%    4.5%    4.0%
  Pre-opening expenses          0.3%    1.7%    1.6%    0.0%     0.0%      0.8%    0.0%     0.0%    0.0%    0.0%
  Nonrecurring expenses         1.1%    0.0%    0.0%    0.0%     0.0%      0.0%    0.0%     0.0%    0.0%    0.0%
                             ------------------------------------------------------------------------------------
                              144.1%  127.4%  123.7%  120.4%   116.5%    121.6%  112.5%   109.7%  106.6%  104.6%

Operating Income              -45.5%  -29.1%  -25.2%  -20.4%   -16.5%    -22.3%  -12.5%    -9.7%   -6.6%   -4.6%

Other income/expense
  Interest expense              1.2%    0.1%    0.1%    0.1%     0.0%      0.1%    0.0%     0.0%    0.0%    0.0%
  Interest income               0.2%    0.0%    0.0%    0.0%     0.0%      0.0%    0.0%     0.0%    0.0%    0.0%
  Non cash interest             1.6%    1.3%    1.1%    1.0%     1.0%      1.1%    0.9%     0.0%    0.0%    0.0%
                             ------------------------------------------------------------------------------------
Income Before Taxes           -48.1%  -30.5%  -26.4%  -21.5%   -17.5%    -23.5%  -13.4%    -9.7%   -6.6%   -4.6%
  Income Taxes                  0.0%    0.0%    0.0%    0.0%     0.0%      0.0%    0.0%     0.0%    0.0%    0.0%
                             ------------------------------------------------------------------------------------
Net Income                    -48.1%  -30.5%  -26.4%  -21.5%   -17.5%    -23.5%  -13.4%    -9.7%   -6.6%   -4.6%
                             ====================================================================================
                              ------                                     -------


April Forecast
==============================================================================================
Income Statement % Analysis

                              ------                                     --------------------
                               2003                  2004                   2004      2005
                            -----------------------------------------------------------------
                               Total    Q1(E)    Q2(E)   Q3(E)    Q4(E)    Total     Total

Revenues
  Net product sales              95.5%    95.8%   95.9%    95.5%   95.5%     95.7%     95.8%
  Customer and retailer
    services                      3.7%     3.7%    3.6%     3.6%    3.5%      3.6%      3.5%
  Interactive marketing
    services                      1.7%     1.4%    1.4%     1.9%    1.9%      1.7%      1.7%
  Licensing services              0.0%     0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
                            -----------------------------------------------------------------
                                101.0%   100.9%  100.9%   101.0%  101.0%    100.9%    100.9%
Cost and expenses
  Cost of goods sold             63.5%    63.6%   63.6%    63.4%   63.4%     63.5%     63.6%
  Fulfillment operations         25.2%    23.7%   23.3%    22.9%   22.6%     23.1%     21.8%
  General and administrative      4.7%     4.0%    3.9%     3.6%    3.6%      3.8%      3.2%
  Marketing and selling           7.3%     5.9%    5.6%     5.4%    5.2%      5.5%      4.7%
  System development and
    maintenance                   2.9%     2.5%    2.4%     2.2%    2.2%      2.3%      2.0%
  Depreciation and
    amortization                  4.6%     3.8%    3.6%     3.5%    3.3%      3.5%      2.9%
  Pre-opening expenses            0.0%     0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
  Nonrecurring expenses           0.0%     0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
                            -----------------------------------------------------------------
                                108.1%   103.6%  102.5%   101.0%  100.2%    101.7%     98.2%

Operating Income                 -8.1%    -3.6%   -2.5%    -1.0%   -0.2%     -1.7%      1.8%

Other income/expense
  Interest expense                0.0%     0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
  Interest income                 0.0%     0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
  Non cash interest               0.2%     0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
                            -----------------------------------------------------------------
Income Before Taxes              -8.3%    -3.6%   -2.5%    -1.0%   -0.2%     -1.7%      1.8%
  Income Taxes                    0.0%     0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
                            -----------------------------------------------------------------
Net Income                       -8.3%    -3.6%   -2.5%    -1.0%   -0.2%     -1.7%      1.8%
                            =================================================================
                               --------                                     -----------------

April Forecast
==================================================================================================
Cash Flow Statement ($'000)
                                                   ------
                                                    1999
                                                --------------------------------------------------
                                                    Total       Q1(A)    Q2(A)    Q3(A)    Q4(A)

Cash flow from operating activities
Net income                                        (28,724)    (12,702)  (10,414) (9,348)  (24,293)
Depreciation and amortization                       2,222        664      737      942     1,908
Stock and options issued for services                140         535       0        0        0
Other adjustments                                    344        1,182    5,441   (10,617) (1,174)
Changes in working capital
  Receivables                                       1,037        164      645     (911)    1,183
  Inventory                                         (458)       (86)      (99)    (706)    (313)
  Prepaid expenses                                  (287)        30      (290)    (387)     443
  Other current assets                             (7,418)      6,825   (4,598)   2,934   (1,052)
  Accounts payable                                  2,704       3,987   (3,703)  (2,065)    589
  Accrued Compensation                              (305)        684     (311)     788      268
  Other accrued liabilities                         (791)       2,185    6,469   (4,366)    353
  Deferred service fees                             (738)       (120)    (151)    1,272    1,252
                                                --------------------------------------------------
Net cash from operating activities                (32,273)      3,347   (6,274)  (22,464) (20,836)

Cash flow from investing activities
Property and equipment purchased                   (3,042)      (648)    (909)   (12,198)  1,726
Capitalized software development costs                0           0        0        0        0
Other                                                14           0        0        0        0
                                                --------------------------------------------------
Net cash from investing activities                 (3,028)      (648)    (909)   (12,198)  1,726

Cash flow from financing activities
Proceeds from issuance of stock, net                2,400         0      64,428     0        0
Proceeds from exercise of
  options & warrants                                2,087        372       0        0        0
Net proceeds from issuance of debt                    0           0        0        0        0
Purchase of treasury stock                          (109)         0        0        0        0
Preferred Stock Dividend                              0           0        0        0        0
Payments on capital leases                         (1,125)      (219)    (193)    5,955    (739)
                                                --------------------------------------------------
Net cash from  financing activities                 3,254       7,808    64,235   5,955    (739)

Net increase (decrease) in cash                   (32,047)      2,852    57,052  (28,707) (19,849)

Cash and cash equivalents
  at beginning of period                           35,390       3,343    6,199    63,230  34,524
Cash and cash equivalents
  at end of period                                  3,343       6,199    63,230   34,524  14,676



April Forecast
================================================================================================
Cash Flow Statement ($'000)
                                                  ------
                                                   2000
                                                ------------------------------------------------
                                                  Total      Q1(A)    Q2(A)    Q3(A)   Q4(A)

Cash flow from operating activities
Net income                                       (56,758)  (15,546)  (13,345) (12,627)(11,418)
Depreciation and amortization                     4,251      2,300    2,224    2,224   2,224
Stock and options issued for services              535         0        0        0       0
Other adjustments                                (5,168)      509      434      434     434
Changes in working capital                                     0        0        0       0
  Receivables                                     1,081      (82)      (68)    (102)   (128)
  Inventory                                      (1,204)     (139)    (110)    (117)  (1,077)
  Prepaid expenses                                (204)       23       207     (76)     (77)
  Other current assets                            4,109      (29)       12       0       0
  Accounts payable                               (1,192)      996    (1,949)    515     470
  Accrued Compensation                            1,429      (337)     (38)     200     182
  Other accrued liabilities                       4,641      (814)    (141)     719     655
  Deferred service fees                           2,248      1,395    1,453    (294)    295
                                                ------------------------------------------------
Net cash from operating activities               (46,227)  (11,725)  (11,321) (9,125) (8,441)

Cash flow from investing activities
Property and equipment purchased                 (12,029)   (3,982)  (3,450)  (1,338) (1,338)
Capitalized software development costs              0        (727)    (727)    (727)   (727)
Other                                               0          0        0        0       0
                                                ------------------------------------------------
Net cash from investing activities               (12,029)   (4,709)  (4,177)  (2,065) (2,065)

Cash flow from financing activities
Proceeds from issuance of stock, net              64,428       0        0        0       0
Proceeds from exercise of
  options & warrants                               372         0        0        0       0
Net proceeds from issuance of debt                  0        6,000    15,000  (21,000)   0
Purchase of treasury stock                          0          0        0        0       0
Preferred Stock Dividend                            0          0        0     (7,264) (1,453)
Payments on capital leases                        4,804      (540)    (540)    (540)   (540)
                                                ------------------------------------------------
Net cash from  financing activities               77,259     5,460    14,460  (28,804)(1,993)

Net increase (decrease) in cash                   11,348   (10,974)  (1,038)  (39,995)(12,499)

Cash and cash equivalents
  at beginning of period                          34,524    14,676    3,703    2,665  (37,330)
Cash and cash equivalents
  at end of period                                14,676     3,703    2,665   (37,330)(49,829)



April Forecast
================================================================================================
Cash Flow Statement ($'000)
                                                   ------
                                                    2001                   2002
                                                ------------------------------------------------
                                                   Total      Q1(E)    Q2(E)   Q3(E)    Q4(E)

Cash flow from operating activities
Net income                                        (52,937)  (10,510)  (10,043)(8,957)  (7,972)
Depreciation and amortization                      8,972      2,474    2,724   2,724    2,577
Stock and options issued for services                0          0        0       0        0
Other adjustments                                  1,809       434      434     434      434
Changes in working capital                           0
  Receivables                                      (380)      (95)     (88)     (92)     (99)
  Inventory                                       (1,443)     (953)    (81)     (83)     (84)
  Prepaid expenses                                   77       (63)     (52)     (59)     (59)
  Other current assets                              (17)        0        0      475      475
  Accounts payable                                   32        886      399     339      389
  Accrued Compensation                               6         183      144     122      140
  Other accrued liabilities                         419        614      514     437      501
  Deferred service fees                            2,849        0        0       0        0
                                                ------------------------------------------------
Net cash from operating activities                (40,613)   (7,030)  (6,050) (4,660)  (3,699)

Cash flow from investing activities
Property and equipment purchased                  (10,108)   (5,750)  (5,750)  (750)    (750)
Capitalized software development costs            (2,908)     (78)     (78)      0        0
Other                                                0          0        0       0        0
                                                ------------------------------------------------
Net cash from investing activities                (13,016)   (5,828)  (5,828)  (750)    (750)

Cash flow from financing activities
Proceeds from issuance of stock, net                 0          0        0       0        0
Proceeds from exercise of
  options & warrants                                 0          0        0       0        0
Net proceeds from issuance of debt                   0          0        0       0        0
Purchase of treasury stock                           0          0        0       0        0
Preferred Stock Dividend                          (8,717)    (1,453)  (1,453) (1,453)  (1,453)
Payments on capital leases                        (2,160)     (540)    (540)   (540)    (540)
                                                ------------------------------------------------
Net cash from  financing activities               (10,877)   (1,993)  (1,993) (1,993)  (1,993)
                                                     0
Net increase (decrease) in cash                   (64,506)  (14,851)  (13,871)(7,403)  (6,442)

Cash and cash equivalents
  at beginning of period                           14,676   (49,829)  (64,679)(78,550) (85,953)
Cash and cash equivalents
  at end of period                                (49,829)  (64,679)  (78,550)(85,953) (92,395)


April Forecast
===============================================================================================
Cash Flow Statement ($'000)
                                                  ------
                                                   2002                  2003
                                                -----------------------------------------------
                                                  Total     Q1(E)    Q2(E)    Q3(E)    Q4(E)

Cash flow from operating activities
Net income                                       (37,482)  (6,688)  (5,222)  (3,817)  (2,833)
Depreciation and amortization                     10,499    2,577    2,577    2,577    2,470
Stock and options issued for services               0         0        0        0        0
Other adjustments                                 1,734      434       0        0        0
Changes in working capital
  Receivables                                     (375)     (106)     (99)    (106)     (81)
  Inventory                                      (1,201)     (86)     (88)     (90)     (91)
  Prepaid expenses                                (233)      (64)     (60)     (61)     (51)
  Other current assets                             950       475      475      475      475
  Accounts payable                                2,013      384      383      369      296
  Accrued Compensation                             589       138      138      133      107
  Other accrued liabilities                       2,067      495      494      476      382
  Deferred service fees                             0         0        0        0        0
                                                -----------------------------------------------
Net cash from operating activities               (21,439)  (2,443)  (1,402)    (44)     672

Cash flow from investing activities
Property and equipment purchased                 (13,000)   (750)    (750)    (750)    (750)
Capitalized software development costs            (155)       0        0        0        0
Other                                               0         0        0        0        0
                                                -----------------------------------------------
Net cash from investing activities               (13,155)   (750)    (750)    (750)    (750)

Cash flow from financing activities
Proceeds from issuance of stock, net                0         0        0        0        0
Proceeds from exercise of
  options & warrants                                0         0        0        0        0
Net proceeds from issuance of debt                  0         0        0        0        0
Purchase of treasury stock                          0         0        0        0        0
Preferred Stock Dividend                         (5,812)   (1,453)  (1,453)  (1,453)  (1,453)
Payments on capital leases                       (2,160)    (540)    (540)    (540)    (540)
                                                -----------------------------------------------
Net cash from  financing activities              (7,972)   (1,993)  (1,993)  (1,993)  (1,993)

Net increase (decrease) in cash                  (42,567)  (5,186)  (4,145)  (2,787)  (2,071)

Cash and cash equivalents
  at beginning of period                         (49,829)  (92,395) (97,581) (101,726)(104,513)
Cash and cash equivalents
  at end of period                               (92,395)  (97,581) (101,726)(104,513)(106,584)


April Forecast
========================================================-------------------------------------------------------------
Cash Flow Statement ($'000)
                                                    ------                                      ---------------------
                                                     2003                 2004                    2004       2005
                                                ---------------------------------------------------------------------
                                                    Total    Q1(E)    Q2(E)    Q3(E)    Q4(E)     Total     Total

Cash flow from operating activities
Net income                                        (18,560)  (2,307)  (1,664)   (697)    (167)    (4,835)    6,058
Depreciation and amortization                      10,201    2,470    2,470    2,470    2,470     9,880     9,427
Stock and options issued for services                 0        0        0        0        0         0         0
Other adjustments                                    434       0        0        0        0         0         0
Changes in working capital
  Receivables                                       (393)     (83)     (89)     (88)     (81)     (341)     (301)
  Inventory                                         (355)     (93)     (95)     (97)     (99)     (384)     (416)
  Prepaid expenses                                  (237)     (55)     (57)     (50)     (51)     (213)     (187)
  Other current assets                              1,900      0        0        0        0         0         0
  Accounts payable                                  1,432     363      382      330      353      1,428     1,178
  Accrued Compensation                               516      131      138      119      127       514       424
  Other accrued liabilities                         1,846     468      492      425      455      1,841     1,519
  Deferred service fees                               0        0        0        0        0         0         0
                                                ---------------------------------------------------------------------
Net cash from operating activities                 (3,217)    895     1,576    2,412    3,007     7,889     17,702

Cash flow from investing activities
Property and equipment purchased                   (3,000)   (750)    (750)    (750)    (750)    (3,000)   (3,000)
Capitalized software development costs                0        0        0        0        0         0         0
Other                                                 0        0        0        0        0         0         0
                                                ---------------------------------------------------------------------
Net cash from investing activities                 (3,000)   (750)    (750)    (750)    (750)    (3,000)   (3,000)

Cash flow from financing activities
Proceeds from issuance of stock, net                  0        0        0        0        0         0         0
Proceeds from exercise of
  options & warrants                                  0        0        0        0        0         0         0
Net proceeds from issuance of debt                    0        0        0        0        0         0         0
Purchase of treasury stock                            0        0        0        0        0         0         0
Preferred Stock Dividend                           (5,812)  (1,453)  (1,453)  (1,453)  (1,453)   (5,812)   (5,812)
Payments on capital leases                         (2,160)   (253)      0        0        0       (253)       0
                                                ---------------------------------------------------------------------
Net cash from  financing activities                (7,972)  (1,706)  (1,453)  (1,453)  (1,453)   (6,065)   (5,812)

Net increase (decrease) in cash                   (14,189)  (1,561)   (627)     209      804     (1,176)    8,890

Cash and cash equivalents
  at beginning of period                          (92,395)  (106,584)(108,145)(108,772)(108,564)(106,584) (107,760)
Cash and cash equivalents
  at end of period                                (106,584) (108,145)(108,772)(108,564)(107,760)(107,760)  (98,870)

April Forecast
============================================================================================================================
Balance Sheet ($'000)
                                          --------------------
                                             1999       2000                                           2001
                                          ----------------------------------------------------------------------------------
                                            Total      Total     Jan(A)    Feb (A)   Mar (A)    Apr (E)   May (E)   Jun (E)

Receivable Days Outstanding                  7.4        1.6        0.9       1.3       1.8        2.0       2.0       2.0
Prepaid as % of Total Expenses               0.6%       0.6%      8.1%      5.4%       6.9%      5.0%      5.0%      5.0%
Other assets as  % of noncash current       430.1%     398.8%    154.6%    189.5%     147.0%    150.0%    150.0%    150.0%
Accounts Payable Days Outstanding            21.8       12.2       7.6       8.7       14.2      10.0      10.0      10.0
Accrued Comp as % of Total Expenses          0.5%       1.3%      16.8%     19.7%     12.2%      12.5%     12.5%     12.5%
Accrued Expenses as % of Total Expenses      1.8%       4.4%      45.3%     54.1%     43.9%      45.0%     45.0%     45.0%

Assets
Current Assets
  Cash and marketable securities            3,343      14,676     8,118     6,212     3,703      2,808     1,342     2,665
  Receivables                               1,478       397        275       330       479        520       538       547
  Inventory                                  458       1,662      1,636     1,430     1,801      1,837     1,874     1,911
  Prepaid expenses                           473        677        866       506       654        447       451       447
  Other current assets                      8,392      4,283      4,294     4,294     4,312      4,300     4,300     4,300
                                          ----------------------------------------------------------------------------------
Total Current Assets                        14,144     21,695    15,189    12,772     10,949     9,912     8,504     9,869

Property and equipment:
  Computer equipment and software           6,737      8,212      9,574    10,460     11,494    11,619    11,744    11,869
  Service equipment and other               4,189      14,820    15,248    15,349     15,520    15,645    18,470    18,595
Subtotal Property and equipment at cost     10,926     23,032    24,822    25,809     27,014    27,264    30,214    30,464
Accumulated depreciation                   (4,290)    (8,285)   (10,350)  (10,775)   (11,147)  (11,711)  (12,275)  (12,839)
                                          ----------------------------------------------------------------------------------
Net property and equipment                  6,636      14,747    14,472    15,034     15,867    15,553    17,939    17,625

Goodwill net of accumulated
  amortization                                0        7,123      6,952     6,965     6,781      6,604     6,426     6,249
Other Assets                                  0        2,168      2,023     1,879     1,734      1,609     1,484     1,359
                                          ----------------------------------------------------------------------------------
Total Assets                                20,780     45,733    38,636    36,650     35,331    33,678    34,353    35,102
                                          ==================================================================================
                                          -------------------


April Forecast
============================================================================================================================
Balance Sheet ($'000)
                                                                                                      -------------------
                                                                     2001                                2001      2002
                                         -----------------------------------------------------------------------------------
                                           Jul (E)   Aug (E)   Sep (E)   Oct (E)    Nov (E)   Dec (E)    Total      Total

Receivable Days Outstanding                  2.0       2.0       2.0       2.0        2.0       2.0       2.6        2.6
Prepaid as % of Total Expenses              5.0%      5.0%      5.0%       5.0%      5.0%      5.0%       0.5%      0.6%
Other assets as  % of noncash current      150.0%    150.0%    150.0%     150.0%    150.0%    150.0%     312.3%    168.8%
Accounts Payable Days Outstanding           10.0      10.0      10.0       10.0      10.0      10.0      147.9      13.1
Accrued Comp as % of Total Expenses         12.5%     12.5%     12.5%     12.5%      12.5%     12.5%     15.7%      1.3%
Accrued Expenses as % of Total Expenses     45.0%     45.0%     45.0%     45.0%      45.0%     45.0%     56.5%      4.6%

Assets
Current Assets
  Cash and marketable securities            3,754     5,384   (37,330)   (40,636)  (44,757)  (49,829)   (49,829)  (92,395)
  Receivables                                524       546       649       678        705       777       777       1,152
  Inventory                                 1,949     1,988     2,028     2,069      2,110     3,105     3,105      4,306
  Prepaid expenses                           428       441       523       547        550       600       600        833
  Other current assets                      4,300     4,300     4,300     4,300      4,300     4,300     4,300      3,350
                                         -----------------------------------------------------------------------------------
Total Current Assets                       10,956    12,659   (29,830)   (33,042)  (37,093)  (41,047)   (41,047)  (82,755)

Property and equipment:
  Computer equipment and software          11,994    12,119    12,438     12,563    12,881    13,006     13,006    15,467
  Service equipment and other              18,720    18,845    19,364     19,489    20,008    20,133     20,133    30,673
Subtotal Property and equipment at cost    30,714    30,964    31,802     32,052    32,890    33,140     33,140    46,140
Accumulated depreciation                  (13,403)  (13,967)  (14,531)   (15,095)  (15,659)  (16,223)   (16,223)  (20,229)
                                         -----------------------------------------------------------------------------------
Net property and equipment                 17,311    16,997    17,271     16,957    17,231    16,917     16,917    25,911

Goodwill net of accumulated
  amortization                              6,072     5,894     5,717     5,540      5,362     5,185     5,185      3,204
Other Assets                                1,234     1,109      984       859        734       609       609         0
                                         -----------------------------------------------------------------------------------
Total Assets                               35,573    36,660    (5,858)   (9,686)   (13,766)  (18,336)   (18,336)  (53,640)
                                         ===================================================================================
                                                                                                      --------------------

April Forecast
===============================================================================----------------------------------=
Balance Sheet ($'000)
                                                                                 ---------------------------------
                                                           2003                     2003       2004       2005
                                         -------------------------------------------------------------------------
                                            Q1(E)     Q2(E)     Q3(E)     Q4(E)     Total     Total      Total

Receivable Days Outstanding                  2.3       2.3       2.3       2.3       2.5       2.5        2.4
Prepaid as % of Total Expenses              2.0%      2.0%      2.0%      2.0%      0.5%       0.5%       0.5%
Other assets as  % of noncash current      150.0%    150.0%    150.0%    150.0%     55.5%     45.8%      39.7%
Accounts Payable Days Outstanding           12.0      12.0      12.0      12.0      12.8       12.7       12.5
Accrued Comp as % of Total Expenses         4.8%      4.8%      4.8%      4.8%      1.3%       1.3%       1.2%
Accrued Expenses as % of Total Expenses     17.0%     17.0%     17.0%     17.0%     4.5%       4.5%       4.4%

Assets
Current Assets
  Cash and marketable securities          (97,581)  (101,726) (104,513) (106,584) (106,584) (107,760)   (98,870)
  Receivables                               1,257     1,357     1,463     1,545     1,545     1,886      2,187
  Inventory                                 4,392     4,480     4,569     4,661     4,661     5,045      5,461
  Prepaid expenses                           897       957      1,018     1,070     1,070     1,283      1,470
  Other current assets                      2,875     2,400     1,925     1,450     1,450     1,450      1,450
                                         -------------------------------------------------------------------------
Total Current Assets                      (88,159)  (92,532)  (95,537)  (97,859)  (97,859)   (98,097)   (88,303)

Property and equipment:
  Computer equipment and software          15,842    16,217    16,592    16,967    16,967     18,467     19,967
  Service equipment and other              31,048    31,423    31,798    32,173    32,173     33,673     35,173
Subtotal Property and equipment at cost    46,890    47,640    48,390    49,140    49,140     52,140     55,140
Accumulated depreciation                  (22,421)  (24,613)  (26,805)  (28,997)  (28,997)   (37,765)   (46,533)
                                         -------------------------------------------------------------------------
Net property and equipment                 24,469    23,027    21,585    20,143    20,143     14,375     8,607

Goodwill net of accumulated
  amortization                              2,819     2,434     2,049     1,771     1,771      659         0
Other Assets                                  0         0         0         0         0         0          0
                                         -------------------------------------------------------------------------
Total Assets                              (60,871)  (67,071)  (71,903)  (75,945)  (75,945)   (83,063)   (79,696)
                                         =========================================================================
                                                                                ---------------------------------

April Forecast
============================================================================================================================
Balance Sheet ($'000)
                                         ---------------------
                                             1999       2000                               2001
                                         -----------------------------------------------------------------------------------
                                           Total      Total     Jan(A)    Feb (A)   Mar (A)    Apr (E)   May (E)   Jun (E)
Liabilities and Stockholders' Equity
Current Liabilities
  Accounts payable                         6,147      4,955      3,516     3,590     5,951      4,013     4,023     4,002
  Accrued Compensation                      497       1,926      2,405     2,525     1,589      1,555     1,559     1,551
  Other accrued liabilities                1,897      6,538      6,475     6,939     5,724      5,599     5,613     5,583
  Current deferred service
    fees/preferred div.                     615       2,963      3,438     3,874     4,358      4,843     5,327     5,811
  Current obligations under
    capital leases                          690       1,965        0         0         0          0         0         0
                                         -----------------------------------------------------------------------------------
Total Current Liabilities                  9,846      18,347    15,834    16,928     17,622    16,010    16,522    16,948

Deferred service fees                        95         0          0         0         0          0         0         0
Subordinated debentures                      0          0          0       3,000     6,000     11,000    16,000    21,000
Obligations under capital leases,
  less current                             1,129      4,829      6,586     6,379     6,193      6,013     5,833     5,653
                                         -----------------------------------------------------------------------------------

Total Liabilities                          11,070     23,176    22,420    26,307     29,815    33,023    38,355    43,601

Stockholders' equity
  Preferred stock                            0        64,684    64,684    64,684     64,684    64,684    64,684    64,684
  Common stock                              183        184        184       184       186        186       186       186
  Additional paid-in capital               71,698     74,832    74,832    74,832     74,846    74,846    74,846    74,846
  Note receivable from officer            (2,369)       0          0         0         0          0         0         0
  Accumulated deficit                     (58,631)  (115,271)  (121,611) (127,484) (132,338)  (137,188) (141,845) (146,341)
  Treasury Stock                          (1,171)    (1,873)    (1,873)   (1,873)   (1,873)    (1,873)   (1,873)   (1,873)
                                         -----------------------------------------------------------------------------------
Total Stockholders' equity                 9,710      22,556    16,216    10,343     5,505       655     (4,002)   (8,498)
                                         ---------
                                         -----------------------------------------------------------------------------------
Total Liabilities and
  stockholders' equity                     20,780     45,732    38,636    36,650     35,320    33,678    34,353    35,102
                                         ===================================================================================
                                         --------------------


April Forecast
===========================================================================================================================
Balance Sheet ($'000)
                                                                                                      -------------------
                                                                      2001                              2001       2002
                                        -----------------------------------------------------------------------------------
                                          Jul (E)   Aug (E)   Sep (E)   Oct (E)    Nov (E)   Dec (E)    Total      Total
Liabilities and Stockholders' Equity
Current Liabilities
  Accounts payable                         3,877     3,970     4,517     4,650      4,670     4,987     4,987      7,000
  Accrued Compensation                     1,502     1,538     1,750     1,802      1,810     1,932     1,932      2,521
  Other accrued liabilities                5,409     5,538     6,302     6,486      6,515     6,957     6,957      9,024
  Current deferred service
    fees/preferred div.                    6,296     6,780     (295)       0          0         0         0          0
  Current obligations under
    capital leases                           0         0         0         0          0         0         0          0
                                        -----------------------------------------------------------------------------------
Total Current Liabilities                 17,085    17,826    12,275     12,938    12,995    13,876     13,876    18,545

Deferred service fees                        0         0         0         0          0         0         0          0
Subordinated debentures                   26,000    31,000       0         0          0         0         0          0
Obligations under capital leases,
  less current                             5,473     5,293     5,113     4,933      4,753     4,573     4,573      2,413
                                        -----------------------------------------------------------------------------------

Total Liabilities                         48,558    54,119    17,388     17,871    17,748    18,449     18,449    20,958

Stockholders' equity
  Preferred stock                         64,684    64,684    64,684     64,684    64,684    64,684     64,684    64,684
  Common stock                              186       186       186       186        186       186       186        186
  Additional paid-in capital              74,846    74,846    74,846     74,846    74,846    74,846     74,846    74,846
  Note receivable from officer               0         0         0         0          0         0         0          0
  Accumulated deficit                    (150,828) (155,303) (161,089) (165,400)  (169,356) (174,629) (174,629)  (212,441)
  Treasury Stock                          (1,873)   (1,873)   (1,873)   (1,873)    (1,873)   (1,873)   (1,873)    (1,873)
                                        -----------------------------------------------------------------------------------
Total Stockholders' equity               (12,985)  (17,460)  (23,246)   (27,557)  (31,513)  (36,786)   (36,786)  (74,599)

                                        -----------------------------------------------------------------------------------
Total Liabilities and
  stockholders' equity                    35,573    36,660    (5,858)   (9,686)   (13,766)  (18,336)   (18,336)  (53,640)
                                        ===================================================================================
                                                                                                      --------------------



April Forecast
========================================================================----------------------------------------=
Balance Sheet ($'000)
                                                                                ---------------------------------
                                                          2003                     2003      2004       2004
                                        -------------------------------------------------------------------------
                                           Q1(E)    Q2(E)     Q3(E)     Q4(E)     Total     Total      Total
Liabilities and Stockholders' Equity
Current Liabilities
  Accounts payable                         7,384     7,767     8,136     8,432     8,432     9,860      11,038
  Accrued Compensation                     2,660     2,798     2,931     3,037     3,037     3,552      3,976
  Other accrued liabilities                9,519    10,013    10,489    10,870    10,870     12,711     14,229
  Current deferred service
    fees/preferred div.                      0         0         0         0         0         0          0
  Current obligations under
    capital leases                           0         0         0         0         0         0          0
                                        -------------------------------------------------------------------------
Total Current Liabilities                 19,562    20,577    21,555    22,339    22,339     26,122     29,243

Deferred service fees                        0         0         0         0         0         0          0
Subordinated debentures                      0         0         0         0         0         0          0
Obligations under capital leases,
  less current                             1,873     1,333      793       253       253        0          0
                                        -------------------------------------------------------------------------

Total Liabilities                         21,435    21,910    22,348    22,592    22,592     26,122     29,243

Stockholders' equity
  Preferred stock                         64,684    64,684    64,684    64,684    64,684     64,684     64,684
  Common stock                              186       186       186       186       186       186        186
  Additional paid-in capital              74,846    74,846    74,846    74,846    74,846     74,846     74,846
  Note receivable from officer               0         0         0         0         0         0          0
  Accumulated deficit                    (220,149) (226,824) (232,094) (236,380) (236,380) (247,028)  (246,782)
  Treasury Stock                          (1,873)   (1,873)   (1,873)   (1,873)   (1,873)   (1,873)    (1,873)
                                        -------------------------------------------------------------------------
Total Stockholders' equity               (82,306)  (88,981)  (94,251)  (98,537)  (98,537)  (109,185)  (108,939)

                                        -------------------------------------------------------------------------
Total Liabilities and
  stockholders' equity                   (60,871)  (67,071)  (71,903)  (75,945)  (75,945)   (83,063)   (79,696)
                                        =========================================================================
                                                                                ---------------------------------

April Forecast                                                          Financial Pro Forma
============================================================================================================================
Consolidated - Per Order Metrics

                                        ---------                                  ------
                                           1999                 2000                2000                 2001
                                        ------------------------------------------------------------------------------------
                                          Total     Q1(E)   Q2(E)   Q3(E)   Q4(E)   Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)
New Warehouses                              0         0       0       0       0       0        0       0       0       0
New Warerooms                               0         0       1       0       0       1        0       0       1       1

Beginning Customers                       94,965   110,652 130,552 136,412 120,356 110,652  124,402 123,374 125,297 133,676
New Customers                             62,698   30,916  15,755  20,204  27,145   94,021  18,011  21,484  17,610  20,854
Cancelled Customers                      (47,011)  (11,016)(9,895) (36,260)(23,099)(80,271) (19,039)(19,462)(9,231) (13,292)
                                        ------------------------------------------------------------------------------------
Ending Customers                         110,652   130,552 136,412 120,356 124,402 124,402  123,374 125,397 133,676 141,339

Monthly Cancellation Percentage           -3.9%     -3.0%   -2.5%   -9.4%   -6.3%   -5.3%    -5.1%   -5.2%   -2.4%   -3.2%

Average Customers                         95,093   120,602 133,482 128,384 122,379 126,212  123,888 124,386 129,486 137,508
Monthly Frequency                          0.50     0.57    0.46    0.46    0.55     0.51    0.57    0.54    0.56    0.65
                                        ------------------------------------------------------------------------------------
Total Orders                             571,312   205,546 184,891 178,903 203,121 772,461  210,110 202,493 215,970 266,106

Revenue
-------
Average Order Size                        113.10   111.17  114.50  117.83  114.38   114.35  117.69  120.69  120.14  121.45
Gross Margin % on Grocery Sales           14.0%     15.9%   17.0%   18.0%   24.4%   18.9%    31.3%   33.0%   33.0%   33.2%
                                        ------------------------------------------------------------------------------------
Gross Margin                              15.81     17.68   19.45   21.17   27.91   21.60    36.86   39.80   39.63   40.33
Delivery Fees                              8.08     5.19    5.37    3.32    1.51     3.83    2.55    3.33    3.73    4.48
Sales Incentives                           0.00     0.00    0.00    0.00   (2.53)   (0.66)  (0.99)  (1.46)  (1.52)  (1.60)
                                        ------------------------------------------------------------------------------------
Total Revenues                            28.27     26.10   28.25   26.36   26.89   26.88    38.42   41.67   41.83   43.20

Expenses per Order
------------------
Variable Labor
  Pick                                     7.26     6.17    5.09    5.72    11.48    7.20    9.69    7.70    7.01    6.63
  Pack and Deliver                        11.27     14.84   13.27   13.75   17.01   14.78    18.81   16.37   14.30   12.48
  Replenishment and Service Shops          5.20     5.18    5.52    5.62    5.01     5.32    5.78    5.19    5.12    5.23
Fixed Labor
  Supervision                              6.05     1.47    1.59    1.78    3.66     2.14    4.57    4.85    4.49    3.43
  Administration                           1.99     3.73    3.36    5.37    13.07    6.47    5.45    5.50    5.19    5.00
  Transportation                           0.38     0.82    0.89    0.75    1.18     0.91    1.35    1.33    1.34    1.37
  Human Resources                          1.39     1.26    1.40    1.68    0.49     1.19    0.95    0.66    0.58    0.60
  Merchandising                            0.37     0.49    0.60    0.75   (0.84)    0.22    0.35    0.36    0.33    0.46
Facilities                                 2.16     1.69    2.28    3.00    5.01     3.01    5.54    3.39    3.35    3.53
  Market Transition Costs                  0.00     0.00    0.00    0.00    0.00     0.00    1.67    1.23    1.39    2.16
Transaction Costs                          0.46     0.69    0.81    0.83    1.51     0.97    1.87    1.93    1.97    2.07
Allocated Expenses
  Customer Care                            1.86     1.84    1.79    1.70    1.82     1.79    2.31    2.28    2.23    2.20
  Technical Support                        1.00     0.99    0.96    0.91    1.03     0.98    0.57    0.56    0.59    0.60
  Telecommunication                        0.50     0.49    0.48    0.46    0.52     0.49    0.51    0.50    0.50    0.49
                                        ------------------------------------------------------------------------------------
Total Expenses                            36.51     36.33   34.80   39.24   57.59   42.23    56.03   48.50   45.07   42.96
                                        ------------------------------------------------------------------------------------

Contribution Before Acquisition Costs     (8.25)   (10.23) (6.55)  (12.88) (30.70) (15.35)  (17.61) (6.83)  (3.24)   0.24

Acquisition Costs per New Customer        69.12     24.01   37.68   32.29  147.85   63.84   113.55   88.58  108.36   90.11
Mthly Retention Costs/Avg Customer         0.00     0.00    0.07    0.55    0.67     1.30    0.86    0.87    0.79    0.77
                                        ------------------------------------------------------------------------------------
Acq & Retention Costs/Order                7.59     3.61    3.21    3.65    19.76    7.77    9.73    9.40    8.84    7.06

Net Contribution per Order               (15.83)   (13.85) (9.76)  (16.53) (50.46) (23.12)  (27.34) (16.23) (12.08) (6.82)
                                        ====================================================================================
                                        --------



April Forecast                                                              Financial Pro Forma
==========================================================================================================================
Consolidated - Per Order Metrics

                                        ------                                  ------
                                         2001                2002                2002                 2003
                                      ------------------------------------------------------------------------------------
                                        Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)   Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)
New Warehouses                            0        1       1       0       0       2        0       0       0       0
New Warerooms                             2        0       0       0       0       0        0       0       0       0

Beginning Customers                    124,402  141,240 152,495 167,991 183,907 141,240  199,608 214,794 229,181 241,683
New Customers                          77,960   23,775  27,875  28,200  28,200  108,050  28,800  29,100  28,200  27,600
Cancelled Customers                   (61,024)  (12,519)(12,379)(12,283)(12,500)(49,682) (13,614)(14,713)(15,697)(16,536)
                                      ------------------------------------------------------------------------------------
Ending Customers                       141,339  152,495 167,991 183,907 199,608 199,608  214,794 229,181 241,683 252,747

Monthly Cancellation Percentage         -4.0%    -2.8%   -2.6%   -2.3%   -2.2%   -2.5%    -2.2%   -2.2%   -2.2%   -2.2%

Average Customers                      128,817  146,867 160,243 175,949 191,757 168,704  207,201 221,987 235,432 247,215
Monthly Frequency                       0.58     0.61    0.61    0.60    0.60     0.60    0.60    0.60    0.60    0.60
                                      ------------------------------------------------------------------------------------
Total Orders                           894,679  268,973 293,059 317,283 345,163 1,224,479372,961 399,577 423,778 444,987

Revenue
-------
Average Order Size                     120.08   122.80  124.26  125.36  126.23   124.78  127.66  128.64  130.25  131.00
Gross Margin % on Grocery Sales         32.7%    33.5%   33.3%   33.1%   33.0%   33.2%    33.3%   33.6%   33.6%   33.6%
                                      ------------------------------------------------------------------------------------
Gross Margin                            39.22    41.12   41.35   41.45   41.61   41.40    42.53   43.27   43.81   44.05
Delivery Fees                           3.58     5.06    5.06    5.06    5.06     5.06    5.07    5.08    5.07    5.07
Sales Incentives                       (1.41)   (0.85)  (0.98)  (1.08)  (1.18)   (1.03)  (1.25)  (1.30)  (1.33)  (1.36)
                                      ------------------------------------------------------------------------------------
Total Revenues                          41.40    45.33   45.44   45.42   45.49   45.42    46.35   47.06   47.55   47.76

Expenses per Order
------------------
Variable Labor
  Pick                                  7.68     7.88    7.16    7.08    6.55     7.12    6.34    6.07    5.86    5.80
  Pack and Deliver                      15.29    14.76   14.33   13.93   13.51   14.09    13.19   13.00   12.79   12.62
  Replenishment and Service Shops       5.32     4.32    4.32    4.32    4.30     4.31    4.28    4.40    4.43    4.47
Fixed Labor
  Supervision                           4.28     1.35    1.07    1.15    1.17     1.18    1.30    1.26    1.28    1.28
  Administration                        5.27     2.56    1.67    1.54    1.42     1.76    1.31    1.23    1.16    1.10
  Transportation                        1.35     1.44    1.43    1.32    1.22     1.35    1.13    1.05    0.99    0.94
  Human Resources                       0.69     0.47    0.37    0.34    0.32     0.37    0.29    0.27    0.26    0.24
  Merchandising                         0.38     0.42    0.38    0.35    0.32     0.37    0.30    0.28    0.26    0.25
Facilities                              3.93     3.23    3.22    2.97    2.30     2.90    2.13    1.98    1.87    1.78
  Market Transition Costs               1.65     0.00    0.00    0.00    0.00     0.00    0.00    0.00    0.00    0.00
Transaction Costs                       1.97     1.87    1.89    1.93    1.97     1.92    2.02    2.05    2.07    2.08
Allocated Expenses
  Customer Care                         2.25     2.14    2.05    1.97    1.89     2.00    1.83    1.78    1.73    1.69
  Technical Support                     0.58     0.65    0.67    0.67    0.67     0.67    0.67    0.66    0.64    0.63
  Telecommunication                     0.50     0.48    0.46    0.43    0.41     0.44    0.39    0.38    0.37    0.36
                                      ------------------------------------------------------------------------------------
Total Expenses                          47.79    38.30   35.84   34.95   33.08   35.37    32.29   31.59   30.98   30.58
                                      ------------------------------------------------------------------------------------

Contribution Before Acquisition Costs  (6.39)    7.03    9.59    10.47   12.41   10.05    14.06   15.47   16.58   17.18

Acquisition Costs per New Customer      99.22   101.83   89.76   99.31   99.65   97.49    88.05   85.78   78.99   74.22
Mthly Retention Costs/Avg Customer      3.28     0.48    0.46    0.45    0.43     1.82    0.42    0.41    0.41    0.40
                                      ------------------------------------------------------------------------------------
Acq & Retention Costs/Order             8.65     9.00    8.54    8.83    8.14     8.60    6.80    6.25    5.26    4.60

Net Contribution per Order             (15.04)  (1.97)   1.05    1.65    4.27     1.45    7.26    9.23    11.32   12.58
                                      ====================================================================================
                                      --------                                   -------


April Forecast                                                  Financial Pro Forma
===============================================================------------------------------------------
Consolidated - Per Order Metrics

                                         ------                                    ----------------------
                                          2003                  2004                 2004       2005
                                        -----------------------------------------------------------------
                                          Total     Q1(E)   Q2(E)   Q3(E)   Q4(E)    Total      Total
New Warehouses                              0         0       0       0       0        0          0
New Warerooms                               0         0       0       0       0        0          0

Beginning Customers                      199,608   252,747 264,407 275,431 285,857  252,747    295,716
New Customers                            113,700   27,600  27,600  27,600  27,600   110,400    108,444
Cancelled Customers                      (60,560)  (15,940)(16,576)(17,174)(17,741) (67,431)   (76,023)
                                        -----------------------------------------------------------------
Ending Customers                         252,747   264,407 275,431 285,857 295,716  295,716    328,137

Monthly Cancellation Percentage           -2.2%     -2.1%   -2.0%   -2.0%   -2.0%    -2.0%      -2.0%

Average Customers                        227,959   258,577 269,919 280,644 290,786  274,982    313,103
Monthly Frequency                          0.60     0.60    0.60    0.60    0.60      0.60       0.60
                                        -----------------------------------------------------------------
Total Orders                            1,641,303  465,439 485,855 505,159 523,416 1,979,868  2,254,344

Revenue
-------
Average Order Size                        129.47   132.58  134.06  134.93  136.12    134.48     139.40
Gross Margin % on Grocery Sales           33.6%     33.6%   33.6%   33.6%   33.6%    33.6%      33.6%
                                        -----------------------------------------------------------------
Gross Margin                              43.45     44.58   45.08   45.36   45.76    45.21      46.86
Delivery Fees                              5.07     5.06    5.05    5.05    5.05      5.05       5.03
Sales Incentives                          (1.31)   (1.29)  (1.32)  (1.34)  (1.36)    (1.33)     (1.34)
                                        -----------------------------------------------------------------
Total Revenues                            47.22     48.35   48.81   49.07   49.44    48.94      50.54

Expenses per Order
------------------
Variable Labor
  Pick                                     6.01     5.73    5.74    5.76    5.79      5.76       5.83
  Pack and Deliver                        12.89     12.59   12.48   12.39   12.32    12.44      12.24
  Replenishment and Service Shops          4.40     4.42    4.47    4.52    4.58      4.50       4.65
Fixed Labor
  Supervision                              1.28     1.22    1.28    1.28    1.30      1.27       1.27
  Administration                           1.19     1.05    1.01    0.97    0.94      0.99       0.87
  Transportation                           1.02     0.90    0.86    0.83    0.80      0.85       0.75
  Human Resources                          0.27     0.23    0.22    0.22    0.21      0.22       0.19
  Merchandising                            0.27     0.24    0.23    0.22    0.21      0.23       0.20
Facilities                                 1.93     1.70    1.63    1.57    1.51      1.60       1.41
  Market Transition Costs                  0.00     0.00    0.00    0.00    0.00      0.00       0.00
Transaction Costs                          2.06     2.09    2.09    2.08    2.08      2.09       2.08
Allocated Expenses
  Customer Care                            1.76     1.65    1.61    1.58    1.55      1.60       1.47
  Technical Support                        0.65     0.61    0.59    0.58    0.56      0.58       0.51
  Telecommunication                        0.37     0.35    0.34    0.33    0.32      0.33       0.31
                                        -----------------------------------------------------------------
Total Expenses                            31.32     30.19   30.01   29.85   29.75    29.94      29.49
                                        -----------------------------------------------------------------

Contribution Before Acquisition Costs     15.90     18.16   18.80   19.22   19.69    18.99      21.05

Acquisition Costs per New Customer        81.86     74.22   74.22   74.22   74.22    74.22      74.23
Mthly Retention Costs/Avg Customer         1.65     0.40    0.40    0.39    0.39      1.58       1.55
                                        -----------------------------------------------------------------
Acq & Retention Costs/Order                5.67     4.40    4.22    4.05    3.91      4.14       3.57

Net Contribution per Order                10.23     13.76   14.58   15.16   15.78    14.85      17.48
                                        =================================================================
                                         -------                                    ---------------------

April Forecast
============================================================================================================================
Consolidated - Income Statement ($'000)

                                          ------                                   ------
                                           1999                 2001                2001                 2001
                                        ------------------------------------------------------------------------------------
                                          Total     Q1(E)   Q2(E)   Q3(E)   Q4(E)   Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)
Revenues
  Grocery                                 64,617   22,850  21,170  21,080  23,234   88,334  24,728  24,439  25,948  32,318
  Customer - Membership Fees              2,500      664     633     335     (1)    1,630      0       0       0       0
  Delivery Fees                           4,616     1,067    994     594     307    2,961     535     674     805    1,191
  Sales Incentives                          0         0       0       0     (513)   (513)    (208)   (296)   (328)   (426)
  Interactive marketing services          1,394      320    (66)    (40)     216     431      62      50      210     390
                                        ------------------------------------------------------------------------------------
 Total Revenues                           73,129   24,900  22,731  21,969  23,242   92,843  25,117  24,868  26,634  33,474

Costs of Groceries Sold                   55,585   19,216  17,573  17,293  17,564   71,646  16,983  16,380  17,390  21,588

Cost of Fulfillment
  Variable Labor
    Pick                                  4,145     1,268    942    1,023   2,332   5,565    2,035   1,559   1,513   1,764
    Pack and Deliver                      6,437     3,049   2,453   2,460   3,456   11,418   3,952   3,314   3,089   3,321
    Replenishment and Service Shops       2,969     1,065   1,021   1,006   1,019   4,111    1,215   1,051   1,107   1,392
  Fixed Labor
    Supervision                           3,455      302     293     318     743    1,656     961     983     970     912
    Administration                        1,137      766     621     960    2,654   5,001    1,146   1,113   1,121   1,331
    Transportation                         219       169     164     133     240     706      283     268     290     364
    Human Resources                        793       259     259     301     100     919      200     133     125     160
    Merchandising                          209       100     111     134    (171)    174      74      73      71      122
  Facilities                              1,234      347     421     537    1,018   2,323    1,164    686     724     939
  Market Transition Costs                   0         0       0       0       0       0       350     250     300     574
  Transaction Costs                        261       143     150     149     307     749      393     391     425     552
  Allocated Expenses
    Customer Care                          1,063      378     330     305     369    1,382     485     462     481     586
    Technical Support                       571       203     178     163     209     754      121     114     128     160
    Telecommunications                      286       102     89      81      105     377      107     101     108     131
Other/Adjustment                         (1,066)      0       0       0     (483)   (483)      0       0       0      42
                                        ------------------------------------------------------------------------------------
Total Cost of Fulfillment                 21,714    8,151   7,031   7,570  11,899   34,651  12,485  10,498  10,452  12,351
                                        ------------------------------------------------------------------------------------

City Contribution                        (4,170)   (2,467) (1,873) (2,894) (6,220) (13,454) (4,351) (2,010) (1,207)  (465)

Acquisition Marketing                     4,334      742     594     652    4,014   6,002    2,045   1,903   1,908   1,879
Retention Marketing                         0         0      30      213     245     488      320     324     305     318
                                        ------------------------------------------------------------------------------------

Net Contribution                         (8,503)   (3,209) (2,497) (3,759) (10,479)(19,944) (6,716) (4,236) (3,420) (2,661)
                                        ====================================================================================
                                        ---------                                  --------

April Forecast
============================================================================================================================
Consolidated - Income Statement ($'000)

                                          ------                                   ------
                                           2001                 2002                2002                 2003
                                        ------------------------------------------------------------------------------------
                                           Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)   Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)
Revenues
  Grocery                                 107,433  33,030  36,416  39,774  43,570  152,790  47,612  51,402  55,196  58,294
  Customer - Membership Fees                 0        0       0       0       0       0        0       0       0       0
  Delivery Fees                            3,206    1,361   1,483   1,605   1,745   6,194    1,892   2,032   2,150   2,254
  Sales Incentives                        (1,258)   (230)   (286)   (344)   (407)  (1,267)   (466)   (518)   (564)   (604)
  Interactive marketing services            712      330     364     597     654    1,945     714     771    1,104   1,166
                                        ------------------------------------------------------------------------------------
 Total Revenues                           110,093  34,491  37,977  41,632  45,562  159,662  49,752  53,686  57,886  61,110
                                                                                     45%
Costs of Groceries Sold                   72,339   21,969  24,298  26,624  29,208  102,099  31,752  34,111  36,631  38,690

Cost of Fulfillment
  Variable Labor
    Pick                                   6,871    2,118   2,098   2,248   2,260   8,724    2,366   2,425   2,484   2,582
    Pack and Deliver                      13,677    3,971   4,201   4,418   4,662   17,251   4,920   5,194   5,422   5,618
    Replenishment and Service Shops        4,764    1,162   1,265   1,370   1,485   5,282    1,597   1,758   1,877   1,989
  Fixed Labor
    Supervision                            3,825     364     313     365     405    1,446     483     502     543     572
    Administration                         4,711     688     490     490     490    2,158     490     490     490     490
    Transportation                         1,206     388     420     420     420    1,648     420     420     420     420
    Human Resources                         618      126     109     109     109     453      109     109     109     109
    Merchandising                           340      113     112     112     112     449      112     112     112     112
  Facilities                               3,513     870     943     943     793    3,549     793     793     793     793
  Market Transition Costs                  1,474      0       0       0       0       0        0       0       0       0
  Transaction Costs                        1,761     502     554     613     681    2,351     753     819     877     925
  Allocated Expenses
    Customer Care                           2,014     576     602     625     652    2,455     683     712     735     753
    Technical Support                        522      175     195     214     232     816      249     263     273     279
    Telecommunications                       447      129     135     138     142     544      147     152     156     159
Other/Adjustment                            42        0       0       0       0       0        0       0       0       0
                                        ------------------------------------------------------------------------------------
Total Cost of Fulfillment                 45,785   11,180  11,436  12,064  12,443   47,124  13,123  13,748  14,291  14,801
                                        ------------------------------------------------------------------------------------

City Contribution                         (8,032)   1,341   2,243   2,944   3,911   10,438   4,877   5,826   6,965   7,619

Acquisition Marketing                      7,736    2,421   2,502   2,801   2,810   10,534   2,536   2,496   2,228   2,048
Retention Marketing                        1,267     213     223     235     248     918      262     276     289     300
                                        ------------------------------------------------------------------------------------

Net Contribution                         (17,034)  (1,292)  (482)   (92)     853   (1,013)   2,080   3,054   4,448   5,270
                                        ====================================================================================
                                         --------                                  -------

April Forecast
=======================================================
Consolidated - Income Statement ($'000)

                                         ------                                    --------------------
                                          2003                  2004                 2004       2005
                                       ------------------------------------------------------------------
                                          Total     Q1(E)   Q2(E)   Q3(E)   Q4(E)    Total      Total
Revenues
  Grocery                                212,504   61,709  65,136  68,160  71,249   266,253    314,264
  Customer - Membership Fees                0         0       0       0       0        0          0
  Delivery Fees                           8,328     2,355   2,455   2,551   2,642    10,002     11,332
  Sales Incentives                       (2,152)    (600)   (641)   (679)   (714)   (2,634)    (3,026)
  Interactive marketing services          3,755      926     977    1,363   1,425    4,691      5,528
                                       ------------------------------------------------------------------
 Total Revenues                          222,435   64,389  67,927  71,395  74,601   278,312    328,098
                                           39%
Costs of Groceries Sold                  141,184   40,959  43,235  45,245  47,297   176,735    208,633

Cost of Fulfillment
  Variable Labor
    Pick                                  9,856     2,667   2,788   2,910   3,031    11,396     13,144
    Pack and Deliver                      21,154    5,861   6,065   6,261   6,449    24,637     27,593
    Replenishment and Service Shops       7,221     2,057   2,171   2,285   2,400    8,912      10,493
  Fixed Labor
    Supervision                           2,099      569     621     645     680     2,515      2,855
    Administration                        1,960      490     490     490     490     1,960      1,960
    Transportation                        1,680      420     420     420     420     1,680      1,680
    Human Resources                        436       109     109     109     109      436        436
    Merchandising                          448       112     112     112     112      448        448
  Facilities                              3,172      793     793     793     793     3,172      3,172
  Market Transition Costs                   0         0       0       0       0        0          0
  Transaction Costs                       3,375      972    1,013   1,053   1,091    4,128      4,693
  Allocated Expenses
    Customer Care                          2,883      769     784     798     809     3,160      3,316
    Technical Support                      1,065      284     288     291     291     1,155      1,158
    Telecommunications                      614       162     165     167     169      663        693
Other/Adjustment                            0         0       0       0       0        0          0
                                       ------------------------------------------------------------------
Total Cost of Fulfillment                 55,963   15,265  15,819  16,335  16,844    64,262     71,640
                                       ------------------------------------------------------------------

City Contribution                         25,287    8,165   8,873   9,816  10,461    37,314     47,825

Acquisition Marketing                     9,308     2,048   2,048   2,048   2,048    8,194      8,050
Retention Marketing                       1,127      311     322     332     342     1,306      1,453
                                       ------------------------------------------------------------------

Net Contribution                          14,852    5,806   6,503   7,435   8,070    27,815     38,322
                                       ==================================================================
                                          ------                                     --------------------

April Forecast
============================================================================================================================
Consolidated - Income Statement ($'000)

                                         --------                                  ------
                                           1999                 2000                2000                 2001
                                        ------------------------------------------------------------------------------------
                                          Total     Q1(E)   Q2(E)   Q3(E)   Q4(E)   Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)

Net Contribution from Markets            (8,503)   (3,209) (2,496) (3,759) (10,479)(19,944) (6,716) (4,236) (3,420) (2,661)


Customer Admin                            4,422     1,324   1,108   1,236   1,474     0      1,074   1,074   1,074   1,074
Corp Serv                                 3,199      914     954     985    1,230   4,083     898     898     898     898
Corporate Mgmt                            4,417     1,063   1,119   1,127   1,635   4,944     945     945     945     945
Operating Companies                         0         0       0       0      300     300      268     268     268     268
                                                      0       0       0       0                0       0       0       0
Mktg/Merch/PI                             3,054      597     461     544     98     2,354    1,485   1,467   1,467   1,467
Technology                                3,512     1,054   1,231   1,280   2,244   5,809    1,226   1,194   1,194   1,194
Operations Support                        1,329      433     551     533     580    2,096     520     520     520     520
Non Recurring                               0       4,118   1,490     0     4,509   10,118    302     302     302     302
Total Overhead                            24,045    9,501   6,913   5,705  12,070   34,190   6,719   6,669   6,669   6,669
Total Allocations                        (1,634)    (683)   (597)   (550)   (683)  (2,514)   (713)   (676)   (717)   (877)
Capitalized Development                               0       0       0       0       0      (727)   (727)   (727)   (727)
Depreciation/Amortization                 2,222      664     737     942    1,908   4,251    2,300   2,224   2,224   2,224
                                                      0       0       0       0                0       0       0       0
Pre-opening Expenses/Other                 898        0       0       0       0       0        0       0      100     200
                                        ------------------------------------------------------------------------------------
EBIT                                     (29,919)  (12,691)(9,549) (9,857) (23,774)(55,871) (15,022)(12,453)(11,696)(10,877)

Interest Income                           1,384      45     (24)     794     265    1,079     121     33      49       0
Interest Expense                           250       57      225    (149)    354     486      211     491     547     107
Non cash Interest Expense                   0         0      616     434     430    1,480     434     434     434     434
Taxes                                       0         0       0       0       0       0        0       0       0       0
                                        ------------------------------------------------------------------------------------
Net Income                               (28,784)  (12,702)(10,414)(9,348) (24,293)(56,758) (15,546)(13,345)(12,627)(11,418)
                                        ====================================================================================

EPS                                       (1.66)   (0.70)  (0.58)  (0.52)  (1.35)   (3.15)  (0.87)  (0.75)  (0.71)  (0.64)
Weighted Avg. Shares Outstanding          17,386   18,208  18,045  17,953  17,958   18,041  17,907  17,784  17,784  17,958
Increase in weighted avg. shares
  outstanding                                496        0     (54)    (31)      5      (80)    (61)    (123)     0      174
                                         --------                                  --------


April Forecast
===========================================================================================================================
Consolidated - Income Statement ($'000)

                                         ------                                   ------
                                          2001                 2002                2002                 2003
                                        -----------------------------------------------------------------------------------
                                          Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)   Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)

Net Contribution from Markets           (17,034)  (1,292)  (482)   (92)     853   (1,013)   2,080   3,054   4,448   5,270


Customer Admin                              0      1,057   1,213   1,094   1,263   4,628    1,262   1,256   1,286   1,262
Corp Serv                                 3,593     898     898     898     898    3,593     898     898     898     898
Corporate Mgmt                            3,781     945     945     945     945    3,781     945     945     945     945
Operating Companies                       1,072     125     125     125     125     500      125     125     125     125

Mktg/Merch/PI                             5,887    1,466   1,466   1,466   1,466   5,863    1,466   1,466   1,466   1,466
Technology                                4,809    1,626   1,619   1,613   1,606   6,464    1,606   1,606   1,606   1,606
Operations Support                        2,081     520     520     520     520    2,081     520     520     520     520
Non Recurring                             1,208      0       0       0       0       0        0       0       0       0
Total Overhead                           26,727    6,638   6,787   6,661   6,823   26,909   6,823   6,817   6,846   6,823
Total Allocations                        (2,983)   (880)   (932)   (976)  (1,027) (3,815)  (1,079) (1,128) (1,164) (1,191)
Capitalized Development                  (2,908)   (78)    (78)      0       0     (155)      0       0       0       0
Depreciation/Amortization                 8,972    2,474   2,724   2,724   2,577   10,499   2,577   2,577   2,577   2,470

Pre-opening Expenses/Other                 300      600     600      0       0     1,200      0       0       0       0
                                        -----------------------------------------------------------------------------------
EBIT                                    (50,049)  (10,047)(9,583) (8,501) (7,521) (35,652) (6,241) (5,212) (3,811) (2,831)

Interest Income                            203       0       0       0       0       0        0       0       0       0
Interest Expense                          1,356     30      26      22      18       97      14      10       6       2
Non cash Interest Expense                 1,734     434     434     434     434    1,734     434      0       0       0
Taxes                                       0        0       0       0       0       0        0       0       0       0
                                        -----------------------------------------------------------------------------------
Net Income                              (52,937)  (10,510)(10,043)(8,957) (7,972) (37,482) (6,688) (5,222) (3,817) (2,833)
                                        ===================================================================================

EPS                                      (2.96)   (0.59)  (0.56)  (0.50)  (0.45)   (2.11)  (0.38)  (0.29)  (0.21)  (0.16)
Weighted Avg. Shares Outstanding         17,858   17,784  17,784  17,784  17,784   17,784  17,784  17,784  17,784  17,784
Increase in weighted avg. shares
  outstanding                               (10)       0       0       0       0       0        0       0       0       0
                                        --------                                   -------


April Forecast
============================================----------------------------------------------------------===
Consolidated - Income Statement ($'000)

                                         ------                                    --------------------
                                          2003                   2004                2004       2005
                                       ------------------------------------------------------------------
                                          Total     Q1(E)   Q2(E)   Q3(E)   Q4(E)    Total      Total

Net Contribution from Markets             14,852    5,806   6,503   7,435   8,070    27,815     38,322


Customer Admin                            5,067     1,297   1,374   1,357   1,477    5,506      5,762
Corp Serv                                 3,593      898     898     898     898     3,593      3,593
Corporate Mgmt                            3,781      945     945     945     945     3,781      3,781
Operating Companies                        500       125     125     125     125      500        500

Mktg/Merch/PI                             5,863     1,466   1,466   1,466   1,466    5,863      5,863
Technology                                6,424     1,606   1,606   1,606   1,606    6,424      6,424
Operations Support                        2,081      520     520     520     520     2,081      2,081
Non Recurring                               0         0       0       0       0        0          0
Total Overhead                            27,309    6,858   6,934   6,917   7,038    27,748     28,004
Total Allocations                        (4,562)   (1,215) (1,237) (1,256) (1,270)  (4,978)    (5,167)
Capitalized Development                     0
Depreciation/Amortization                 10,201    2,470   2,470   2,470   2,470    9,880      9,427

Pre-opening Expenses/Other                  0         0       0       0       0        0          0
                                       ------------------------------------------------------------------
EBIT                                     (18,095)  (2,307) (1,664)  (697)   (167)   (4,835)     6,058

Interest Income                             0         0       0       0       0        0          0
Interest Expense                            32        0       0       0       0        0          0
Non cash Interest Expense                  434        0       0       0       0        0          0
Taxes                                       0         0       0       0       0        0          0
                                       ------------------------------------------------------------------
Net Income                               (18,560)  (2,307) (1,664)  (697)   (167)   (4,835)     6,058
                                       ==================================================================

EPS                                       (1.04)   (0.13)  (0.09)  (0.04)  (0.01)    (0.27)      0.34
Weighted Avg. Shares Outstanding          17,784   17,784  17,784  17,784  17,784    17,784     17,784
Increase in weighted avg. shares
  outstanding                                 0         0       0       0       0        0          0
                                         --------                                   ---------------------

                                       11